Yair Steve Henig
LIMITED POWER OF ATTORNEY FOR
SECTION 16 REPORTING OBLIGATIONS
Know all by these presents, that the undersigned
hereby makes, constitutes and
appoints each of Vicki Tuchman and Richard Strulson,
or either of them acting singly, as
the undersigneds true and lawful attorney-in-fact,
with full power and authority as
hereinafter described on behalf of and in the name,
place and stead of the undersigned to:
(1) prepare, execute, acknowledge, deliver and
file the Form ID to be
filed with the United States Securities and Exchange
Commission (the SEC),
including amendments thereto, and any other
documents necessary or appropriate
to obtain a (i) Central Index Key Code,
(ii) CIK Confirmation Code, (iii)
Password, (iv) Password Modification Code or
(v) any other codes, passwords
and passphrases as are required or appropriate
to permit the undersigned to make
electronic filings with the SEC;
(2) prepare, execute, acknowledge, deliver
and file Forms 3 4 and 5
(including any amendments thereto) with respect
to the securities of Herbalife
Ltd., a Cayman Islands company (the Company),
required to be filed with or
submitted to the SEC, any national securities
exchange or similar authority and
the Company pursuant to Section 16(a) of the
Securities Exchange Act of 1934
and the rules and regulations promulgated thereunder,
as amended from time to time (the Exchange Act);
(3) seek or obtain, as the undersigned's
representative and on the
undersigned's behalf, information on transactions
in the Company's securities
from any third party, including brokers and
employee benefit plan administrators
and trustees, and the undersigned hereby
authorizes and approves any such release
of information; and
(4) perform any and all other acts which in the
 discretion of such
attorney-in-fact are necessary or desirable for
and on behalf of the undersigned in
connection with the foregoing.
The undersigned acknowledges that:
(1) this Limited Power of Attorney authorizes,
but does not require, such attorney-in-
fact to act in his or her discretion on information
provided to such attorney-in-fact
without independent verification of such information;
(2) any documents prepared and/or executed by
either such attorney-in-fact on behalf
of the undersigned pursuant to this Limited
Power of Attorney will be in such form and
will contain such information and disclosure as
such attorney-in-fact, in his or her
discretion, deems necessary or desirable;
(3) neither the Company nor either such
attorney-in-fact assumes (i) any
liability for the undersigned's responsibility
to comply with the requirements of the
Exchange Act, (ii) any liability of the undersigned
for any failure to comply with such
requirements or (iii) any obligation or liability
of the undersigned for profit disgorgement
under Section 16(b) of the Exchange Act; and
(4) this Limited Power of Attorney does not
relieve the undersigned from
responsibility for compliance with the
undersigneds obligations under the Exchange Act,
including without limitation the reporting
requirements under Section 16 of the Exchange Act.
The undersigned hereby gives and grants each
of the foregoing attorneys-in-fact
full power and authority to do and perform
all and every act and thing whatsoever
requisite, necessary or appropriate to be done
in and about the foregoing matters as fully
to all intents and purposes as the undersigned
might or could do if present, hereby
ratifying all that each such attorney-in-fact of,
for and on behalf of the undersigned, shall
lawfully do or cause to be done by virtue of
this Limited Power of Attorney.
This Limited Power of Attorney shall remain
in full force and effect until the
undersigned is no longer required to file
Forms 3, 4 and 5 with respect to the
undersigneds holdings of and transactions
in securities issued by the Company, unless
earlier revoked by the undersigned in a signed
 writing delivered to each such attorney-in-fact.
IN WITNESS WHEREOF, the undersigned has caused
this Limited Power of Attorney to be executed
as of this 7th day of May 2008.

     /s/ Yair Steve Henig
     Yair Steve Henig